UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [_] Check the appropriate box:
[_]     Preliminary Proxy Statement
[_]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
        (AS PERMITTED BY RULE 14A-6(E)(2))
[_]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to ss.240.14a-12


                            WILLIAMS CONTROLS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies: N/A

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        2) Aggregate number of securities to which transaction applies: N/A

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        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):N/A

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        4) Proposed maximum aggregate value of transaction: N/A

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        5) Total fee paid: N/A

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid: N/A

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       2) Form, Schedule or Registration Statement No.: N/A

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       3) Filing Party: N/A

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       4) Date Filed: N/A

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

                          [WILLIAMS CONTROLS INC. LOGO]
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                                NOVEMBER 22, 2002


TO THE HOLDERS OF COMMON STOCK:

On September 19, 2002, Williams Controls, Inc. (the "Company") held a special shareholder meeting in lieu of the annual meeting for 2001 and an annual shareholder meeting for 2002. As you can see from the enclosed Notice of Adjournment of Annual Meeting, the meeting has been adjourned to allow more shareholders to submit their votes for a proposed amendment to the Company's certificate of incorporation. The proposed amendment would increase the number of the Company's authorized shares of common stock to 125,000,000.

The Company has retained the services of Morrow & Co., Inc., as the Company's proxy solicitation agent to solicit proxies for the vote on the proposed amendment, at a cost of approximately $15,000.

Our records show that you have not returned a proxy card for the shareholder meeting. We are enclosing a new proxy card for the adjourned meeting. PLEASE HELP US AVOID THE EXPENSE OF ADDITIONAL ADJOURNMENTS. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT TO US. The proxy is printed on a stamped postcard, so you need only complete it and drop it in the mail. Please note that enclosed proxy card is not in the same form as the proxy card originally mailed to you with the Company's proxy statement; it grants a proxy only for the vote on the proposed amendment. The vote for directors held at the meeting held September 19, 2002, has been concluded. Please complete and return the enclosed proxy, NOT the proxy that was mailed to you with the Company's proxy statement.
Thank you, and please don't hesitate to contact me at 503-684-8600 if you have any questions.

Dennis E. Bunday
Secretary and
Chief Financial Officer

                          [WILLIAMS CONTROLS INC. LOGO]
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                                NOVEMBER 22, 2002


TO THE HOLDERS OF COMMON STOCK:

On September 19, 2002, Williams Controls, Inc. (the "Company") held a special shareholder meeting in lieu of the annual meeting for 2001 and an annual shareholder meeting for 2002. As you can see from the enclosed Notice of Adjournment of Annual Meeting, the meeting has been adjourned to allow more shareholders to submit their votes for a proposed amendment to the Company's certificate of incorporation. The proposed amendment would increase the number of the Company's authorized shares of common stock to 125,000,000.

The Company has retained the services of Morrow & Co., Inc., as the Company's proxy solicitation agent to solicit proxies for the vote on the proposed amendment, at a cost of approximately $15,000.

Our records show that you have not returned a proxy card for the shareholder meeting. We are enclosing a new proxy card for the adjourned meeting. PLEASE HELP US AVOID THE EXPENSE OF ADDITIONAL ADJOURNMENTS. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Thank you, and please don't hesitate to contact Morrow & Co., Inc. at 1-800-654-2468 if you have any questions.

Dennis E. Bunday
Secretary
Chief Financial Officer

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                             WILLIAMS CONTROLS, INC.

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                            Notice of Adjournment of
                     Annual and Special Shareholder Meeting
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The special shareholder meeting in lieu of the annual meeting for 2001 and an annual shareholder meeting for 2002 of Williams Controls, Inc., a Delaware corporation (the "Company"), initially convened on September 19, 2002, continued on October 15, 2002, and was further continued on November 14, 2002, has been further adjourned. The shareholder meeting shall be continued at the offices of the Company, located at 1701 Desoto Road, Sarasota Florida on December 13, 2002, at 10:00 a.m. Eastern Standard Time, for the following purposes:

         1. To approve an amendment to the Company's Certificate of Incorporation increasing the number of the Company's authorized shares of common stock to 125,000,000; and

         2. To transact any other business that may properly come before the shareholder meeting.

The board of directors is not aware of any other business to come before the shareholder meeting.

Only shareholders of record on August 13, 2002 are entitled to notice of and to vote at the shareholder meeting or any adjournments of the meeting.



                                         By Order of the Board of Directors,

                                         /s/ Dennis E. Bunday
                                         --------------------
                                         Dennis E. Bunday
                                         Secretary and Chief Financial Officer


















November 22, 2002
Portland, Oregon
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                             WILLIAMS CONTROLS, INC.
         Special and annual shareholder meeting held September 19, 2002
                       And adjourned to December 13, 2002
   PROXY SOLICITED BY BOARD OF DIRECTORS -- PLEASE SIGN AND RETURN THIS PROXY

The undersigned hereby appoints each of Dennis E. Bunday and R Eugene Goodson proxy with power of substitution and re-substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the special and annual shareholder meeting of Williams Controls, Inc. (the "Company") held on September 19, 2002, and all adjournments of that meeting, with all powers that the undersigned would possess, if personally present, with respect to the following:

PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK TO 125,000,000.

          [  ] FOR                             [  ] WITHHOLD AUTHORITY


No. Of Shares:_________ Date:____________, 2002

      ________________________________________________
                                                        Signature or Signatures

Please date and sign above, including designation as executor, trust, etc., if applicable. A corporation must be signed for by the president or other authorized officer. Your share ownership as of the record date is indicated on the return address label on the other side of this card.
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